EXHIBIT 32

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO SECTION 906 OF
THE SARBANES-OXLEY ACT OF 2002
I, Ryan P. Hicke, Chief Executive Officer, and I, Dennis J. McGonigle, Chief Financial Officer, of SEI Investments Company, a Pennsylvania corporation (the “Company”), hereby certify that, to my knowledge:
(1) The Company’s Annual Report on Form 10-K for the year ended December 31, 2022 (the “Form 10-K”) fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934; and
(2) The information contained in the Form 10-K fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date:	February 21, 2023	Date:	February 21, 2023

/s/ Ryan P. Hicke		/s/ Dennis J. McGonigle
Ryan P. Hicke		Dennis J. McGonigle
Chief Executive Officer		Chief Financial Officer

A signed original of this written statement required by Section 906 has been provided to the Company and will be retained by the Company and furnished to the Securities and Exchange Commission or its staff upon request.